UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 27, 2023

Transcat, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-03905	16-0874418
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

35 Vantage Point Drive, Rochester, New York	14624
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(585) 352-7777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	TRNS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on September 21, 2023, Transcat, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Oppenheimer & Co. Inc., as representative of the several underwriters named in Schedule I thereto (the “Underwriters”), in connection with the offer and sale of 736,845 shares of the Company’s common stock, par value $0.50 per share (the “Common Stock”), pursuant to a registration statement on Form S-3 (File No. 333-250135) (the “Registration Statement”) that was filed with the Securities and Exchange Commission (the “SEC”) on November 17, 2020 and was declared effective on November 27, 2020, the related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and the prospectus contained in the Registration Statement, as supplemented by the final prospectus supplement dated September 21, 2023, that was filed with the SEC pursuant to Rule 424(b) under the Securities Act, in an underwritten public offering at a public offering price of $95.00 for each share (the “Offering”). The Offering closed on September 25, 2023. In connection with the Offering, the Company granted the Underwriters a 30-day option to purchase up to 110,526 additional shares of Common Stock (the “Option”).

On September 27, 2023, the Underwriters notified the Company that the Underwriters would exercise the Option in full to purchase an additional 110,526 shares of Common Stock (the “Exercise”). The Exercise is expected to close on or about September 29, 2023.

In connection with the Exercise, the legal opinion and consent of Calfee, Halter & Griswold LLP as to the legality of the Common Stock sold is being filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein and into the Registration Statement by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Calfee, Halter & Griswold LLP
23.1	Consent of Calfee, Halter & Griswold LLP (included in Exhibit 5.1 filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCAT, INC.

Dated: September 28, 2023	By:	/s/ James M. Jenkins
James M. Jenkins
Chief Legal Officer, Corporate Development Officer and Corporate Secretary